EXHIBIT 10.16

                          NON RECOURSE PROMISSORY NOTE

           $ 300,000.00
           ------------

FOR VALUE RECEIVED, THE UNDERSIGNED, HOME/OFFICE EXPRESS, INC., A NEVADA CORPORATION, WHOSE NAME WILL BE CHANGED ON OR ABOUT APRIL 24, 2000, TO IAMG HOLDINGS, INC., BY JAHN AVARELLO, DIRECTOR AND CHIEF EXECUTIVE OFFICER, WITH ITS PRINCIPAL PLACE OF BUSINESS LOCATED AT 85 TENTH AVENUE, NEW YORK, NEW YORK 10011, (HEREINAFTER CALLED THE "MAKER"), HEREBY PROMISES TO PAY TO THE ORDER OF PERSONAL TOUCH MESSENGER SERVICE, INC., C/O JAMES M. RICHARDS @ 925 W. BASELINE ROAD, SUITE 105, TEMPE, ARIZONA 85283 ("HEREINAFTER CALLED THE "PAYEE"), THE SUM OF THREE HUNDRED THOUSAND ($300,000.00) DOLLARS, PLUS SIMPLE INTEREST AT THE RATE OF 6% PER ANNUM PAYABLE AS FOLLOWS: SAID NOTE IS PAYABLE WITHIN 60 DAYS FROM APRIL 17, 2000. AT OPTION OF MAKER, PAYMENT DATE MAY BE EXTENDED FOR AN ADDITIONAL 30 DAY PERIOD.

MAKER'S OBLIGATION TO PAY THE PRINCIPAL AND INTEREST IS PRE-CONDITIONED UPON THE FOLLOWING EVENTS: COMPLETION OF ASSET PURCHASE AGREEMENT DATED APRIL 2000 BETWEEN LAM GROUP, LTD. AND HOME/OFFICE EXPRESS, INC., COMPLETION OF STOCK PURCHASE AGREEMENT DATED APRIL 2000 BETWEEN HOME/OFFICE EXPRESS, INC. AND JAMES
M. RICHARDS, STEVEN HARTMANN AND LARRY STOUT, COMPLETION OF AUDITED FINANCIAL STATEMENTS FOR HOME/OFFICE EXPRESS, INC. BY CLANCY & ASSOCIATES, INC., AND COMPLETION OF MINIMUM OFFERING OF 300,000 SHARES OF COMMON STOCK AT A MAXIMUM PRICE OF $5.00 PER SHARE IN A PRIVATE PLACEMENT OFFERING BY IAMG HOLDINGS, INC. IN THE EVENT ANY OF THESE PRE-CONDITIONS ARE NOT COMPLETED, AND PROVIDED THE NON-COMPLETION IS NOT DUE TO ANY WILLFUL ACT BY THE MAKER, MAKER HAS NO OBLIGATION TO PAY THE PRINCIPAL AND INTEREST.

THE PRINCIPAL AND INTEREST SHALL BE PAID AT THE ADDRESS OF THE PAYEE AS AFORESAID, OR AT SUCH OTHER ADDRESS, WITHIN OR WITHOUT THE STATE OF ARIZONA, AS MAY HEREAFTER BE DESIGNATED BY WRITTEN NOTICE GIVEN BY THE HOLDER OR HOLDERS OF THIS NOTE TO THE MAKER.

UPON ANY DEFAULT HEREUNDER, WHICH DEFAULT SHALL CONTINUE FOR A PERIOD OF SEVEN
(7) DAYS AFTER WRITTEN NOTICE OF SUCH DEFAULT IS GIVEN TO THE MAKER, THE ENTIRE UNPAID PRINCIPAL BALANCE AND INTEREST ACCRUED THEREON, SHALL IMMEDIATELY BECOME DUE AND PAYABLE WITHOUT NOTICE.

THIS NOTE SHALL BE BINDING UPON MAKER AND ITS HEIRS, SUCCESSORS AND PERMITTED ASSIGNS. IN WITNESS WHEREOF, THE UNDERSIGNED HAS SIGNED THIS NOTE THE DAY AND YEAR SET FORTH BELOW.

                                             HOME/OFFICE EXPRESS, INC.

                                             BY: /s/ JAHN AVARELLO
                                                 ------------------------------
                                                 JAHN AVARELLO,
                                                 DIRECTOR & CEO

         DATED: APRIL 17, 2000